Exhibit 99.1
Table 1
HARRIS CORPORTATION
Fiscal 2007
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)

	Quarter Ended
	September 29,	December 29,	March 30,	June 29,	Total Fiscal
	2006	2006	2007	2007	2007
	(In millions)
Revenue
Defense Communications and Electronics	$380.9	$399.0	$416.4	$464.5	$1,660.8
Government Communications Systems	341.7	369.0	387.6	414.3	1,512.6
Broadcast Communications	139.8	155.0	138.6	166.1	599.5
Harris Stratex Networks	93.6	101.3	139.0	174.1	508.0
Corporate Eliminations	(9.2)	(8.1)	(9.2)	(11.4)	(37.9)

	$946.8	$1,016.2	$1,072.4	$1,207.6	$4,243.0

Income Before Income Taxes and Minority Interest
Segment Operating Income (Loss):
Defense Communications and Electronics	$108.9	$120.0	$126.3	$131.9	$487.1
Government Communications Systems	31.6	30.7	44.5	33.2	140.0
Broadcast Communications	8.8	13.0	(18.1)	8.2	11.9
Harris Stratex Networks	7.9	8.1	141.0	(10.1)	146.9
Headquarters expense	(16.4)	(17.6)	(16.2)	(19.4)	(69.6)
Corporate eliminations	(4.3)	(3.1)	(2.3)	(2.0)	(11.7)
Non-operating income (loss)	(18.5)	(0.2)	2.8	(0.3)	(16.2)
Net interest expense	(7.4)	(7.3)	(5.9)	(7.0)	(27.6)

	$110.6	$143.6	$272.1	$134.5	$660.8

Table 2
HARRIS CORPORTATION
Fiscal 2006
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)

	Quarter Ended
	September 30,	December 30,	March 31,	June 30,	Total Fiscal
	2005	2005	2006	2006	2006
	(In millions)
Revenue
Defense Communications and Electronics	$287.1	$300.6	$342.5	$362.6	$1,292.8
Government Communications Systems	316.4	323.7	328.4	359.8	1,328.3
Broadcast Communications	87.7	135.4	143.1	172.2	538.4
Harris Stratex Networks	75.3	89.2	73.7	110.5	348.7
Corporate Eliminations	(6.8)	(7.3)	(6.6)	(12.7)	(33.4)

	$759.7	$841.6	$881.1	$992.4	$3,474.8

Income Before Income Taxes and Minority Interest
Segment Operating Income (Loss):
Defense Communications and Electronics	$72.8	$81.1	$99.7	$100.5	$354.1
Government Communications Systems	38.7	34.4	30.9	37.4	141.4
Broadcast Communications	(12.0)	3.2	13.8	17.8	22.8
Harris Stratex Networks	3.0	(29.5)	1.0	5.9	(19.6)
Headquarters expense	(15.5)	(15.7)	(23.8)	(20.4)	(75.4)
Corporate eliminations	(3.6)	(5.2)	(2.5)	(5.3)	(16.6)
Non-operating income (loss)	(0.6)	(0.2)	—	(0.4)	(1.2)
Net interest expense	(3.2)	(7.1)	(7.8)	(6.6)	(24.7)

	$79.6	$61.0	$111.3	$128.9	$380.8

Table 3
HARRIS CORPORTATION
Fiscal 2007 and Fiscal 2006 Revenue with Breakout for
Defense Communications and Electronics
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)

	Quarter Ended
	September 29,	December 29,	March 30,	June 29,	Total Fiscal
	2006	2006	2007	2007	2007
	(In millions)
Revenue
Defense Communications and Electronics
RF Communications	$263.4	$284.3	$303.6	$325.1	$1,176.4
Defense Programs	117.5	114.7	112.8	139.4	484.4

	$380.9	$399.0	$416.4	$464.5	$1,660.8

	Quarter Ended
	September 30,	December 30,	March 31,	June 30,	Total Fiscal
	2005	2005	2006	2006	2006
	(In millions)
Revenue
Defense Communications and Electronics
RF Communications	$171.0	$180.8	$214.1	$242.7	$808.6
Defense Programs	116.1	119.8	128.4	119.9	484.2

	$287.1	$300.6	$342.5	$362.6	$1,292.8

HARRIS CORPORATION
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)
Fiscal 2007 and Fiscal 2006
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND
REGULATION G DISCLOSURE
Tables 4 and 5 and the related notes set forth reclassified operating segment data and other financial information to reflect changes in the Company’s organizational structure, which became effective June 30, 2007, as adjusted to exclude certain costs, expenses, gains and losses. The Company’s management believes that these financial measures, when considered together with the financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company’s management also believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company’s business trends and to understand the Company’s performance. In addition, the Company may utilize non-GAAP financial measures as a guide in its forecasting, budgeting, and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

Table 4
HARRIS CORPORTATION
Fiscal 2007 – Non-GAAP
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)

	Quarter Ended
	September 29,	December 29,	March 30,	June 29,	Total Fiscal
	2006 (A)	2006 (B)	2007 (C)	2007 (D)	2007
	(In millions)
Revenue
Defense Communications and Electronics	$380.9	$399.0	$416.4	$464.5	$1,660.8
Government Communications Systems	341.7	369.0	387.6	414.3	1,512.6
Broadcast Communications	139.8	155.0	138.6	166.1	599.5
Harris Stratex Networks	93.6	101.3	139.0	174.1	508.0
Corporate Eliminations	(9.2)	(8.1)	(9.2)	(11.4)	(37.9)

	$946.8	$1,016.2	$1,072.4	$1,207.6	$4,243.0

Income Before Income Taxes and Minority Interest
Segment Operating Income (Loss):
Defense Communications and Electronics	$108.9	$120.0	$126.3	$131.9	$487.1
Government Communications Systems	31.6	30.7	44.5	33.2	140.0
Broadcast Communications	8.8	13.0	5.0	11.5	38.3
Harris Stratex Networks	7.9	9.8	4.1	7.7	29.5
Headquarters expense	(16.4)	(17.6)	(16.2)	(19.4)	(69.6)
Corporate eliminations	(4.3)	(3.1)	(2.3)	(2.0)	(11.7)
Non-operating income (loss)	1.3	(0.2)	2.8	(0.3)	3.6
Net interest expense	(7.4)	(7.3)	(5.9)	(7.0)	(27.6)

	$130.4	$145.3	$158.3	$155.6	$589.6

Table 5
HARRIS CORPORTATION
Fiscal 2006 – Non-GAAP
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)

	Quarter Ended
	September 30,	December 30,	March 31,	June 30,	Total Fiscal
	2005 (E)	2005 (F)	2006 (G)	2006 (H)	2006
	(In millions)
Revenue
Defense Communications and Electronics	$287.1	$300.6	$342.5	$362.6	$1,292.8
Government Communications Systems	316.4	323.7	328.4	359.8	1,328.3
Broadcast Communications	87.7	135.4	143.1	172.2	538.4
Harris Stratex Networks	75.3	89.2	73.7	110.5	348.7
Corporate Eliminations	(6.8)	(7.3)	(6.6)	(12.7)	(33.4)

	$759.7	$841.6	$881.1	$992.4	$3,474.8

Income Before Income Taxes and Minority Interest
Segment Operating Income (Loss):
Defense Communications and Electronics	$72.8	$81.1	$99.7	$100.5	$354.1
Government Communications Systems	38.7	34.4	30.9	37.4	141.4
Broadcast Communications	6.0	14.9	17.8	21.0	59.7
Harris Stratex Networks	3.0	6.0	1.3	9.7	20.0
Headquarters expense	(15.5)	(15.7)	(18.4)	(20.4)	(70.0)
Corporate eliminations	(3.6)	(5.2)	(2.5)	(5.3)	(16.6)
Non-operating income (loss)	(0.6)	(0.2)	—	(0.4)	(1.2)
Net interest expense	(3.2)	(7.1)	(7.8)	(6.6)	(24.7)

	$97.6	$108.2	$121.0	$135.9	$462.7

HARRIS CORPORATION
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)
Fiscal 2007 and Fiscal 2006
Notes to tables 4 and 5:
(A)	Non-operating income (loss) is adjusted to exclude a $19.8 million pre-tax write-down of our investment in Terion, Inc. due to an other-than-temporary impairment. GAAP non-operating loss for the quarter ended September 29, 2006 was $18.5 million.
(B)	Harris Stratex Networks segment operating income is adjusted to exclude a $1.7 million pre-tax charge related to transaction and integration costs incurred on the combination with Stratex Networks, Inc. (“Stratex”). GAAP Harris Stratex Networks segment operating income for the quarter ended December 29, 2006 was $8.1 million.
(C)	Harris Stratex Networks segment operating income is adjusted to exclude a $163.4 million pre-tax gain on the combination transaction with Stratex and a $26.5 million pre-tax charge related to transaction and integration costs incurred on the combination with Stratex. Broadcast Communications segment operating income is adjusted to exclude a $4.2 million pre-tax charge related to severance and other expenses associated with cost-reduction actions and an $18.9 million pre-tax write-down of capitalized software associated with our decision to discontinue an automation software development effort. GAAP operating income (loss) for the quarter ended March 30, 2007 was income of $141.0 million for the Harris Stratex Networks segment and a loss of $18.1 million for the Broadcast Communications segment.
(D)	Harris Stratex Networks segment operating income is adjusted to exclude a $17.8 million pre-tax charge related to transaction and integration costs incurred on the combination with Stratex. Broadcast Communications segment operating income is adjusted to exclude a $3.3 million pre-tax charge related to severance and other expenses associated with cost-reduction actions. GAAP operating income (loss) for the quarter ended June 29, 2007 was a loss of $10.1 million for the Harris Stratex Networks segment and income of $8.2 million for the Broadcast Communications segment.
(E)	Broadcast Communications segment operating income is adjusted to exclude an $18.0 million pre-tax charge associated with consolidating manufacturing locations and other cost-reduction initiatives. GAAP Broadcast Communications segment operating loss for the quarter ended September 30, 2005 was $12.0 million.
(F)	Harris Stratex Networks segment operating income is adjusted to exclude a $35.5 million pre-tax inventory write-down and other charges associated with product discontinuances and the shutdown of manufacturing activities at our Montreal, Canada plant. Broadcast Communications segment operating income is adjusted to exclude a $6.5 million pre-tax charge for costs associated with our acquisition of Leitch Technology Corporation (“Leitch”) and a $5.2 million pre-tax charge associated with consolidating manufacturing locations and other cost-reduction initiatives. GAAP operating income (loss) for the quarter ended December 30, 2005 was a loss of $29.5 million for the Harris Stratex Networks segment and income of $3.2 million for the Broadcast Communications segment.
(G)	Headquarters expense is adjusted to exclude a $5.4 million pre-tax charge related to our arbitration with Bourdex Telecommunications Limited. Broadcast Communications segment operating income is adjusted to exclude a $3.2 million pre-tax charge related to costs associated with our acquisition of Leitch and $0.8 million in pre-tax charges associated with consolidating manufacturing locations and other cost-reduction initiatives. Harris Stratex Networks segment operating income is adjusted to exclude a $0.3 million pre-tax charge related to severance and other costs associated with product discontinuances and the shutdown of manufacturing activities at our Montreal, Canada plant. Headquarters expense on a GAAP basis for the quarter ended March 31, 2006 was $23.8 million. GAAP operating income for the quarter ended March 31, 2006 was $13.8 million for the Broadcast Communications segment and $1.0 million for the Harris Stratex Networks segment.
(H)	Harris Stratex Networks segment operating income is adjusted to exclude a $3.8 million pre-tax charge related to severance and other costs associated with product discontinuances and the shutdown of manufacturing activities at our Montreal, Canada plant. Broadcast Communications segment operating income is adjusted to exclude a $2.2 million pre-tax charge related to costs associated with our acquisition of Leitch and a $1.0 million pre-tax charge associated with consolidating manufacturing locations and other cost-reduction initiatives. GAAP operating income for the quarter ended June 30, 2006 was $5.9 million for the Harris Stratex Networks segment and $17.8 million for the Broadcast Communications segment.